SCHEDUE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	[ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

LOGIC Devices Incorporated

(Exact name of registrant, as specified in its charter)

N/A

(Name of person(s) filing proxy statement, if other than the registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)4) and 0-11.
[ ]	Fee paid previously with preliminary materials.
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LOGIC DEVICES INCORPORATED

1375 Geneva Drive

Sunnyvale, California 94089

 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

February 7, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of LOGIC Devices Incorporated, a California corporation, will be held at our principal executive offices located at 1375 Geneva Drive, Sunnyvale, California 94089, on February 7, 2008, at 9:00 AM, local time, for the following purposes:

  To elect directors to serve for the next year and until their successors are elected;
  To amend the Amended and Restated LOGIC Devices Incorporated Director Stock Incentive Plan to extend the expiration date of such plan by ten years and to authorize an additional 350,000 shares of Common Stock for the Plan;
  To approve the LOGIC Devices Incorporated 2007 Employee Stock Incentive Plan.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. All shareholders are cordially invited to attend the meeting in person. Only shareholders of record at the close of business on December 28, 2007 are entitled to notice of and to vote at the annual meeting or any adjournment thereof. Any shareholder attending the meeting and entitled to vote may do so in person, even if such shareholder returned a proxy.

By Order of the Board of Directors,
/s/ Kimiko Milheim
Kimiko Milheim Secretary

Sunnyvale, California

January 3, 2008

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, OR YOU MAY INSTEAD PROVIDE YOUR PROXY BY TELEPHONE OR OVER THE INTERNET FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD; EITHER METHOD WILL ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BY AFFIXED IF MAILED IN THE UNITED STATES.

LOGIC DEVICES INCORPORATED

1375 Geneva Drive

Sunnyvale, California 94089

 PROXY STATEMENT

 February 7, 2008

The proxy statement contains information relating to the Annual Meeting of Shareholders of LOGIC Devices Incorporated to be held Thursday, February 7, 2008, at 9:00 a.m., local time, and at any adjournment, postponement, or continuation of the annual meeting. The annual meeting will be held at our principal executive offices, located at 1375 Geneva Drive, Sunnyvale, California 94089. This proxy statement and the accompanying proxy are first being mailed to shareholders on or about January 4, 2008. Unless the context indicates otherwise, all references in this proxy statement to "we," "us," "our," "LOGIC," or the "Company" mean LOGIC Devices Incorporated.

ABOUT OUR ANNUAL MEETING

What is the purpose of our annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors, the approval of an amendment of the Amended and Restated Director Stock Incentive Plan, the adoption of the LOGIC Devices Incorporated 2007 Employee Stock Incentive Plan, and any other matters that properly come before the annual meeting. In addition, our management will report on our performance during fiscal 2007 and respond to appropriate questions from shareholders.

VOTING

Who is entitled to vote at our meeting?

Holder of common stock of record at the close of business on the record date, December 28, 2007, are entitled to receive notice of and to vote at our annual meeting, and any adjournment, postponement, or continuation of our annual meeting.

What are the voting rights of our shareholders?

As of the record date, 6,814,438 shares of common stock were outstanding, each of which is entitled to one vote with respect to each matter to be voted on at our annual meeting.

Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected (four) multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle to among as many candidates as the shareholder may select, provided that votes cannot be cast for more than four candidates. However, no shareholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder has given notice to our Secretary prior to the commencement of voting of the intention to cumulate the shareholder's vote.

Certain shareholders have given notice of their intention to cumulate their votes; therefore, all shareholders entitled to vote may cumulate their votes for candidates in nomination. On all other matters that properly come before the meeting, each share has one vote.

Who can attend our annual meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend our annual meeting. Even if you currently plan to attend our annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend our annual meeting.

If you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of your brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at our annual meeting.

What constitutes a quorum?

The presence at our annual meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum, permitting the conduct of business at our annual meeting. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares present at our annual meeting.

How do I vote?

If you or your duly authorized attorney-in-fact complete, properly sign, and return the accompanying proxy card to us by mail, telephone, or internet, it will be voted as you direct. If you are a registered shareholder and attend our annual meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at our annual meeting will need to obtain a signed proxy from the institution that holds their shares.

May I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice or revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be revoked if you attend our annual meeting in person and request that your proxy be revoked, although attendance at our annual meeting will not by itself revoke a previously granted proxy.

What are our Board's recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends a vote:

  FOR election of our nominees for directors (see pages 6 through 7);
  FOR the amendment to the Amended and Restated LOGIC Devices Incorporated Director Stock Incentive Plan to extend the expiration date of such plan by ten years and to authorize an additional 350,000 shares of common stock for the Plan; and
  FOR the LOGIC Devices Incorporated 2007 Employee Stock Incentive Plan.

What vote is required to approve each matter?

Election of Directors. The four persons receiving the highest number of affirmative votes cast by the holders of common stock will be elected. You may either vote "FOR" or "WITHHOLD" authority to vote for each nominee for the Board of Directors. If you withhold authority to vote for the election of one of the directors, it has the same effect as a vote against that director.

Other Proposals. The other proposals must be approved by the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on that item of business at a duly called meeting at which a quorum is present. You may vote "FOR," "AGAINST," or "ABSTAIN" on any other proposal.

If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our Board, i.e., "FOR" all proposals.

So far as our management is aware, no matters other those described in this proxy statement will be acted upon at our annual meeting. In the event that any other matters properly come before our annual meeting for a vote of shareholders, the persons named as proxies on the proxy card will vote in accordance with their best judgment on such other matters.

Who will pay the costs of soliciting proxies on behalf of our Board of Directors?

The cost of this solicitation will be borne by LOGIC Devices Incorporated. In addition to solicitation by mail, our officers, directors, and employees may solicit proxies by telephone, facsimile, or in person. We may also request banks and brokers to solicit their customers who have a beneficial interest in our common stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses. We may retain an outside firm to solicit proxies on our behalf.

STOCK OWNERSHIP

The following table shows the amount and percentage of our outstanding common stock beneficially owned by each director, each nominee for director, each executive officer named in the Summary Compensation Table, persons or groups who beneficially own more than 5% of our outstanding common stock, and all of our executive officers and directors, as a group, as of December 28, 2007.

Name and Address of Beneficial Owner	Amount (1)	Percent (2)

Directors and/or Nominees (3):
Brian P. Cardozo	60,000	*
Howard L. Farkas	250,000	3.7%
Steven R. Settles	485,847	7.1%
William J. Volz	726,857	10.7%

Executive Officers (3):
Kimiko Milheim	-	0.0%

All Current Officers and Directors, as a
group (5 persons)	1,522,704	22.3%

5% Shareholders:
Steven J. Revenig, Trustee of the Farkas Trusts (4)	624,305	9.2%
1873 South Bellaire Street, Suite 1000
Denver, Colorado 80222
Hummingbird Management, LLC (5)	346,884	5.1%
460 Park Avenue, 12th Floor
New York, New York 10022

* Less than one percent.

(1) Includes shares that may be purchased within 60 days from the date hereof pursuant to outstanding common stock options in the amount of 60,000 shares for each of Messrs. Cardozo and Farkas and
45,000 shares for Mr. Settles.

(2) Shares of common stock subject to options that are current exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding the options for computing such person's percentage, but are not treated as outstanding for computing the percentage of any other person.

(3) The business address of each person is 1375 Geneva Drive, Sunnyvale, California 94089.

(4) Consists of 14 irrevocable trusts administered by Mr. Revenig, an independent trustee, the beneficiaries of which consist of Mr. Farkas and members of his family. Mr. Farkas disclaims any beneficial ownership of the shares held by Mr. Revenig, as trustee of the Farkas Trusts.

(5) Based solely on the Schedule 13D/A filed on September 5, 2007 by Hummingbird Management, LLC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that our officers and directors, as well as persons who own 10% or more of a class of our equity securities, file reports of their ownership of our securities, as well as statements of changes in such ownership, with us and the Securities and Exchange Commission. Based upon written representations received by us from our officers, directors, and 10% or greater shareholders, and our review of the statements of beneficial ownership changes filed with us by our officers, directors, and 10% or greater shareholders during fiscal 2007, we believe all such filings required during our fiscal year 2007 were made on a timely basis.

PROPOSAL 1 - ELECTION OF DIRECTORS

Four directors will be elected at our annual meeting to serve until the next Annual Meeting of Shareholders or until their respective successors are elected. Proxies cannot be voted for a greater number of persons than the number of nominees named. Our Corporate Governance and Nominating Committee has nominated, and our Board of Directors has ratified the nomination of, the four person named below. All of the nominees are current directors of LOGIC Devices Incorporated.

It is anticipated that proxies will be voted for such nominees, and our Board of Directors has no reason to believe any nominee will not continue to be a candidate or will not be able to serve as a director if elected. In the event that any nominee named below is unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute or additional nominees as our Board of Directors may propose.

Information Regarding Nominees

The names and ages of the nominees, their principal occupations, and other information is set forth below, based upon information furnished to us by the nominees.

Name and Age	Director Since	Principal Occupation for Past 5 years

Howard L. Farkas (83)	1983	Chairman of the Board; President of Farkas Group, Inc.

Brian P. Cardozo (49)	2003	Owner/Operator of a Harley-Davidson dealership.

Steven R. Settles (49)	2005	Managing Partner, Dawg Investment Fund, LLP

William J. Volz (59)	1983	President and Chief Executive Officer; Director

HOWARD L. FARKAS has been a director since our inception. Mr. Farkas is President of Farkas Group, Inc., a company that provides management services to various business interests. He is the sole owner and managing broker of Windsor Gardens Realty, Inc., a residential real estate brokerage company, which he co-founded in 1964. He serves as director for Synthetech, Inc., a public chemical research and manufacturing company whose products are used extensively in new drug research; for Navidec Financial Services, Inc., a public company that identifies and acquires a substantial, or controlling interest, in development stage companies with the expectation of further development and then taking the enterprise public; in privately-held Northwestern Engineering Company; and for a number of privately-held oil and gas exploration and development companies.

BRIAN P. CARDOZO joined our Board of Directors in 2003. Mr. Cardozo holds a B.S.C. from Santa Clara University, an M.B.A. in accounting from Saint Louis University, and an M.B.A. in finance from Saint Louis University. Since May 2000, Mr. Cardozo has been owner and operator of a Harley-Davidson dealership. He was an Audit and Financial Services Partner of BDO Seidman LLP and Audit Partner-in-Charge of the San Jose, California office of BDO Seidman LLP until October 2000. Mr. Cardozo was a founding partner in Meredith Cardozo Lanz & Chiu LLP, a regional public accounting firm that merged into BDO Seidman LLP in October 1999. In addition to his years of public accounting experience, he has industry experience with a local Fortune 500 company, Amdahl, working in the areas of corporate budgeting, corporate reporting, financial policies and procedures, and SEC reporting. Mr. Cardozo has specialized in servicing high technology, software, manufacturing, distribution, and other industries, ranging from start-ups to large multi-national enterprises. He has provided emerging growth companies with advice ranging from introductions to traditional financial sources, accounting system consulting, potential financial employee referrals, and merger and acquisition assistance. He is a member of the American Institute of Certified Public Accountants, the California Society of Certified Public Accountants, and the Association for Corporate Growth.

STEVEN R. SETTLES joined our Board of Directors in 2005 and is a private investor and managing partner of Dawg Investment Fund LLP, which was formed in 2000 to invest in both public and private companies. Along with partners, he owns Intuition Development Holdings (IDH), a private firm which provides information systems and services to corporate and government clients. He is a Board Member of IDH and its subsidiaries. Prior to 1993, he was Director of Strategic Planning at Barnett Banks, Inc. He holds an M.B.A. degree from The Wharton School, University of Pennsylvania and a B.B.A. from the University of Georgia.

WILLIAM J. VOLZ is one of our founders and has been a director since our inception. Mr. Volz has been President and principal executive officer since December 1987. He served as our Vice President of Engineering from August 1983 to December 1987.

The Board of Directors recommends a vote

"FOR" each of the nominees for director.

________________________

CORPORATE GOVERNANCE

Our Board of Directors undertook a review of director independence in November 2007 as to all of the four directors then serving. As part of that process, our Board reviewed all transactions and relationships between each director (or any member of his immediate family) and LOGIC Devices Incorporated, our executive officers, and our auditors, and other matters bearing on the independence of directors. As a result of this review, our Board affirmatively determined that all of the directors, except Mr. Volz, are independent as defined by the Nasdaq Marketplace Rules. Mr. Volz is not independent under the Nasdaq Marketplace Rules because he is employed by LOGIC Devices Incorporated and he serves as Chief Executive Officer.

Committees of our Board of Directors and Committee Independence

Our Board of Directors has established a Compensation Committee, a Nominating and Corporate Governance Committee, and an Audit Committee. The composition and function of these committees are set forth below.

Compensation Committee. The Compensation Committee reviews and approves the compensation and other terms of employment of our President and Chief Executive Officer and our other senior management. Among its other duties, the Compensation Committee recommends Board compensation and oversees any stock incentive plans. The current members of the Compensation Committee are Messrs. Farkas, Cardozo, and Settles. During fiscal 2007, the Compensation Committee met one time. The Compensation Committees operates under a written charter, a copy of which can be found on our website, www.logicdevices.com, and all members of the Compensation Committee are independent as determined by applicable Nasdaq and SEC rules.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for nominating individuals to serve as members of our Board of Directors and for establishing policies affecting corporate governance. The current members, Messrs. Farkas, Cardozo, and Settles are all independent as determined by applicable Nasdaq and SEC rules. The Nominating and Corporate Governance Committee operates under a written charter, a copy of which can be found on our website, www.logicdevices.com. The Nominating and Corporate Governance committee met two times during fiscal 2007.

Audit Committee. The Audit Committee reviews our accounting, auditing, financial reporting, and internal control functions and selects our independent auditors. The Audit Committee operates under a written charter, a copy of which can be found on our website, www.logicdevices.com. The current members, Messrs. Cardozo, Farkas, and Settles are all independent as determined by applicable Nasdaq and SEC rules and all qualify as "Audit Committee Financial Experts" as defined by SEC rules. The committee met five times during fiscal 2007.

Consideration of Director Nominees

Our Nominating and Corporate Governance Committee will utilize a variety of methods for identifying and evaluating nominees for director. The committee will regularly assess the appropriate size of our Board, and whether any vacancies on our Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the committee through current directors, shareholders, or other persons. The committee has not paid fees to any third party to identify, evaluate, or to assist in identifying or evaluating, potential nominees, but may determine it necessary in the future. Candidates will be evaluated at meetings of the Nominating and Corporate Governance Committee.

If you would like to submit a proposal for the 2009 Annual Meeting of Shareholders, it must be received by our Secretary, Kimiko Milheim, at 1375 Geneva Drive, Sunnyvale, CA 94089, at any time prior to September 16, 2008, and must otherwise comply with Rule 14a-8 under the Exchange Act, in order to be eligible for inclusion in the proxy statement for that meeting, unless the date of the next annual meeting changes by more than 30 days from the date of this Annual Meeting, in which case notice must be received a reasonable time before mailing.

In general, advance notice of nominations of persons for election to our Board or the proposal of business to be considered by the shareholders must be given to our Secretary not less than 45 days prior to the first anniversary of the date of the mailing of materials regarding the prior year's annual meeting, which mailing date is identified above in this proxy statement, unless the date of the next annual meeting changes by more than 30 days from the date of this Annual Meeting, in which case notice must be received a reasonable time before.

A shareholder's notice of nomination should set forth (i) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (A) the name and address of such shareholder, as they appear on our books, and of such beneficial owner, (B) the number of shares of our common stock that are owned (beneficially or of record) by such shareholder and such beneficial owner, (C) a description of all arrangements or understandings between such shareholder and such beneficial owner and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder and of such beneficial owner in such business, and (D) a representation that such shareholder or its agent or designee intends to appear in person or by proxy at our annual meeting to bring such business before the meeting.

In evaluating nominations for candidates for membership on our Board of Directors, the Nominating and Corporate Governance Committee will seek to achieve a balance of knowledge, experience, and capability on the Board and to address the following membership criteria. Members of the Board should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government, education, technology, or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all directors' duties.

Other Information about our Board of Directors

Our Board of Directors met five times during fiscal 2007. Each nominee who served as a director in fiscal year 2007 attended at least 75% or more of the meetings of our Board of Directors and any committee on which he served.

We do not have a formal policy on attendance at meetings of our shareholders; however, we encourage all Board members to attend shareholder meetings that are held in conjunction with a meeting of our Board of Directors. All members of our Board of Directors attended the 2007 Annual Meeting of Shareholders.

Shareholders may communicate with our Board as a group, the chair of any committee, or any individual director by doing so in writing to the address set forth on the front page of this proxy statement.

Code of Business Ethics

We have adopted a Code of Business Ethics that applies to our directors and officers. The full text of the Code of Business Ethics is published on our website, www.logicdevices.com, under the captions, "Company Information - About LOGIC - Code of Ethics." We intend to disclose any future amendments to, or waivers from, certain provisions of the Code of Business Ethics on this website within five business days following the date of such amendment or waiver.

REPORT OF THE AUDIT COMMITTEE

The incorporation by reference of this proxy statement into any document or registration statement filed with the SEC by us shall not be deemed to include the following report and related information, unless such report is specifically stated to be incorporated by reference into such document.

The Audit Committee of our Board of Directors serves as the representative of our Board of Directors for general oversight of the financial accounting and reporting processes, system of internal control, audit process, and process for monitoring compliance with laws and regulations. The Audit Committee is responsible for, among other things, the appointment of the independent auditors and the preparation of the report to be included in our annual proxy statement pursuant to rules of the SEC. The charter of the Audit Committee, as approved by the Board of Directors, is available on ours website, www.logicdevices.com.

Our management has primary responsibility for preparing our financial statements and for its financial reporting process. Our independent auditors, Hein & Associates, LLP, are responsible for expressing an opinion on the conformity of our financial statements to accounting principles generally accepted in the United States of America.

The Audit Committee hereby reports as follows:

1.       The Audit Committee has reviewed and discussed the audited financial statements with our management and with the independent auditors, with and without our management present.

2.       The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU §380), as amended, and those requirements under the Sarbanes-Oxley Act.

3.       The Audit Committee has received the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions for Audit Committees," and has discussed with the independent auditors the independent auditors' independence, including whether the independent auditors' provision of non-audit services to us is compatible with the independent auditors' independence.

Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to our Board of Directors and the Board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2007, for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors:

Brian P. Cardozo (Chair)	Howard L. Farkas	Steven R. Settles

AUDIT AND NON-AUDIT FEES

Audit Fees

We changed independent accounting firms on April 4, 2007 to Hein & Associates LLP (Hein) from Perry-Smith LLP (Perry-Smith). Fees paid to Hein for the audit of our annual financial statements included in our reports on Form 10-K and review of the financial statements in our reports on Form 10-Q were $85,000 for fiscal 2007. Fees paid to Perry-Smith for the audit of our annual financial statements included in our reports on Form 10-K and review of the financial statements in our reports on Form 10-Q were $75,500 for fiscal 2006.

Tax Fees

Fees paid to Hein for services rendered for preparation of our federal and state income tax returns, tax compliance, and tax advice were $900 for fiscal 2007 (only for estimates thus far as return will be completed during fiscal 2008). Fees paid to Perry-Smith for services rendered for preparation of our federal and state income tax returns, tax compliance, and tax advice were $10,700 for fiscal 2006.

All Other Fees

There were no additional fees paid or payable to Hein or Perry-Smith for any other services provided during fiscal 2007 and 2006.

Audit Committee's Pre-approval Policies and Procedures

The Audit Committee pre-approves all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for us by our principal accountant on a case-by-case basis, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee before the completion of the audit. The Audit Committee approved 100% of the audit, tax, and all other services provided by any accounting firms.

No audit work was performed by persons other than the principal accountant's full-time, permanent employees.

PROPOSAL 2 - AMENDMENT TO AMENDED AND RESTATED LOGIC DEVICES INCORPORATED DIRECTOR STOCK INCENTIVE PLAN

General Information

On November 15, 2007, the Compensation Committee recommended to our Board of Directors an amendment to the Amended and Restated LOGIC Devices Incorporated Director Stock Incentive Plan (the "Director Plan"). The amendment was adopted by our Board of Directors on November 15, 2007, subject to approval of the shareholders at our 2008 annual meeting. The amendment to the Director Plan is described below.

The purpose of the Director Plan is to provide a means whereby our directors may sustain a sense of proprietorship and personal involvement in the continued development and financial success of LOGIC, and to encourage them to remain with and devote their best efforts to us, thereby advancing our interests and the interests of our shareholders.

Discussion of Amendment

Attached to this proxy statement as Appendix A, is the full text of the Director Plan, as amended by the Compensation Committee and our Board of Directors on November 15, 2007. This summary of the amendment is qualified in its entirety by reference to Appendix A.

On November 15, 2007, our Board of Directors amended the Director Plan to extend the expiration date by ten years and to increase the number of shares authorized by 350,000 shares. Prior to amendment, the Director Plan was scheduled to terminate on June 16, 2008. As of November 15, 2007, there were 165,000 shares available for future issuance of options and 240,000 shares subject to issuance upon exercise of outstanding options under the Director Plan. Outstanding options have a weighted average exercise price of $1.59 with a weighted average remaining life of 3.8 years.

Required Vote

Approval of the Amendment to the Director Plan requires the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on that item of business at a duly called meeting at which a quorum is present.

The Board of Directors recommends a vote

"FOR" the Amendment to the Director Plan

________________________

PROPOSAL 3 - APPROVAL OF THE LOGIC DEVICES INCORPORATED 2007 EMPLOYEE STOCK INCENTIVE PLAN

General Information

On November 15, 2007, the Compensation Committee recommended to our Board of Directors the adoption of the LOGIC Devices Incorporated 2007 Employee Stock Incentive Plan (the "2007 Plan"). Our Board of Directors adopted the 2007 Plan on November 15, 2007, subject to approval of the shareholders at our 2008 annual meeting. The 2007 Plan is described below.

The purpose of the 2007 Plan is to provide a means whereby key individuals providing services to us may sustain a sense of proprietorship and personal involvement in the continued development and financial success of LOGIC, and to encourage them to remain with and devote their best efforts to us, thereby advancing our interests and the interests of our shareholders.

Discussion of the 2007 Plan

Attached to this proxy statement as Appendix B is the full text of the 2007 Plan, as recommended by our Compensation Committee and adopted by our Board of Directors on November 15, 2007. This summary is qualified in its entirety by reference to Appendix B.

Administration

The 2007 Plan is to be administered by the Compensation Committee, which will have the authority, subject to review by our Board of Directors, to select the individuals to whom awards may be granted, to determine the terms of each award, to interpret the provisions of the 2007 Plan, and to make all other determinations that it may deem necessary or advisable for the administration of the 2007 Plan.

The 2007 Plan provides for the grant of options that constitute incentive stock options under Section 422 of the Internal Revenue Code and options that do not constitute incentive stock options, called nonqualified options, to individuals under the 2007 Plan. Our Board of Directors has reserved 500,000 shares of common stock for issuance under the 2007 Plan. In general, if any award granted under the 2007 Plan expires, terminates, is forfeited, or is canceled for any reason, the shares of common stock allocable to such award may again be made subject to an award granted under the 2007 Plan.

Awards

The exercise price shall be not less than one hundred percent (100%) of the fair market value of such common stock share on the date the option is granted. Notwithstanding the preceding sentence, the exercise price per option granted to an individual who, at the time such option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company ("10% Stockholder") shall not be less than one hundred and ten percent of the fair market value.

No option may be exercised more than ten years after the date of grant. Notwithstanding the preceding sentence, no option granted to a 10% Stockholder may be exercised more than five years after the date of grant. No option may be exercised more than three  months after the optionee terminates employment with us; except that, if the optionee terminates employment due to his or her disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code), the Compensation Committee may extend such three-month period for up to an additional nine months.

No awards have been made by Compensation Committee pursuant to the 2007 Plan at this time. Awards to be made in the future have also not yet been determined.

Term of Plan

The 2007 Plan shall be effective upon the date of its adoption by our Board, subject to the approval of a majority of the shareholders within twelve months before or after the date of adoption. Unless sooner terminated, options shall not be awarded under the Plan after the expiration of ten years from the effective date of the Plan.

Required Vote

Approval of the Adoption of the 2007 Plan requires the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on that item of business at a duly called meeting at which a quorum is present.

The Board of Directors recommends a vote

"FOR" the Adoption of the 2007 Plan

________________________

EXECUTIVE OFFICERS

Our executive officers are as follows:

Name	Age	Position

William J. Volz	59	President and Chief Executive Officer
Kimiko Milheim	37	Chief Financial Officer

Information about William J. Volz, our President and Chief Executive Officer may be found under the heading, "Information Regarding Nominees" within Proposal 1 - Election of Directors.

KIMIKO MILHEIM is our Chief Financial Officer and Secretary. She joined us in November 1999 (served as a consultant during a brief period of fiscal 2004 and 2007 before returning as an employee). Ms. Milheim is a Certified Public Accountant, with an M.B.A. degree from the University of California, Irvine. Prior to joining us, she was General Accounting Manager at ArthroCare Corporation, an Audit Manager at BDO Seidman, LLP, and an In-Charge Accountant with the Office of the California State Auditor.

EXECUTIVE COMPENSATION

Compensation Disclosure and Analysis

Overview of Compensation Program

The Compensation Committee of our Board of Directors oversees our compensation and policies, our compensation levels, including reviewing and approving equity awards to our executive officers, and reviews and recommends annually for approval by our Board of Directors all compensation decisions relating to our executive officers.

Compensation Philosophy

Our executive compensation policies are designed to attract, retain, and motivate qualified executives by providing them with a competitive total compensation package based in large part on the executive's contribution to our financial and operational success and the executive's personal performance. We believe that total compensation paid to our executives should be fair, reasonable, and competitive. Accordingly, each executive officer's compensation package may be comprised of three elements: base salary, which is determined on the basis of the individual's position and responsibilities, the level of the individual's performance, and the financial performance of the Company; incentive performance awards payable in cash and tied to the achievement of performance goals; and long-term stock incentive awards designed to strengthen the mutuality of interest between executive officers and our shareholders (the original employee plan lapsed April 12, 2007 and the current proposal for the LOGIC Devices Incorporated 2007 Employee Stock Incentive Plan replaces it). In certain periods, the compensation of executive officers is also affected by our internal conditions and our external market position.

Use of Compensation Consultants and Role of Management

For fiscal 2007, the Compensation Committee did not use the services of a compensation consultant; however, it may consider doing so for fiscal 2008. For fiscal 2007, the Compensation Committee reviewed surveys, reports, and other market data compiled by Equilar Inc., against which it measured the competitiveness of our compensation programs to other companies within our industry with comparable revenues.

The Compensation Committee makes all compensation decisions for the executive officers and approves recommendations regarding equity awards to all executive officers. The Compensation Committee solicits input from the Chief Executive Officer regarding the duties, responsibilities, and performance of the other executive officer and the results of performance reviews. The conclusions reached and recommendations based on these reviews, including with respect to the salary adjustments and annual award amounts, are presented to the Compensation Committee, who can exercise their discretion in modifying any recommended adjustments or awards to executive officers.

Executive Compensation Components

Our typical executive compensation components include base salary and variable bonus awards. The base salary of our executive officers is established primarily on the basis of the individual's qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at comparable companies, and the incentives necessary to attract and retain qualified management. We attempt to set the base salary each year to take into account the individual's performance and to maintain a competitive salary structure. During their review of base salaries for executive officers, the Compensation Committee primarily considers market data, the individual performance of each executive officer, and an internal review of the executive officer's compensation, both individually and relative to other executive officers.

The Compensation Committee has the latitude to provide cash bonus awards based on the achievement of Company objectives and performance goals, and through April 12, 2007, also had the latitude to provide long-term stock option awards. The proposed LOGIC Devices Incorporated 2007 Employee Stock Incentive Plan would return this compensation opportunity to the Compensation Committee for the executive officers and all other employees.

Options have and would be awarded at the closing price of our common stock on the date of the grant, as determined by Nasdaq. The Compensation Committee has never granted options with an exercise price that is less than the closing price of our common stock on the date of grant, nor has it granted options that are priced on a date other than the grant date.

Options granted have and would vest at a rate of 25% on the date of grant, and 25% per year over the next three years of the ten-year option term. Vesting and exercise rights cease three months after termination of employment, except in the case of death (subject to a one-year limitation) or disability (Compensation Committee has the right to extend the three-month period by an additional nine months). Prior to the exercise of an option, the holder has no rights as a shareholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

Our practice has been to extend fringe benefits to all of our employees, with no special treatment for our executive officers. Our goal is to provide a benefit package of equal or higher aggregate value than offered by comparable companies with which we compete. Such benefits include paid vacations and holidays, 401(k) retirement plans, health savings accounts, tuition reimbursement, and health, life, and dental insurance. We believe these benefits help us attract and retain employees.

Employment and Other Agreements

We do not have employment, severance, or change of control agreements with our executive officers.

Summary Compensation Table

The following table shows information concerning compensation paid during our fiscal year ended September 30, 2007 to our Chief Executive Officer and Chief Financial Officer. We do not have any other executive officers.

Name and Principal Position	Salary	Bonus	Stock Awards *	Option Awards*	Non-Equity Incentive Plan Compensation	All Other Compensation	Total

William J. Volz, Director,	$171,300	$-	$-	$-	$-	$-	$171,300
President, and CEO
Kimiko Milheim, CFO (1) (2)	$75,200	$10,000	$-	$-	$-	$74,900	$160,100

* Values expressed represent the actual compensation cost we recognized during fiscal 2007 for equity awards granted in 2007, as determined pursuant to Statement of Financial Accounting Standards No. 123R, Share-Based Payments, utilizing the assumptions discussed in the Summary of Accounting Policies included in our Annual Report on Form 10-K for fiscal 2007.
(1) Bonus represents an incentive signing bonus of $10,000 to return to our Company in August 2007.
(2) Other compenstion represents severance and consulting fees paid while working as a contractor for the Company during fiscal 2007.

Equity Awards

Our executive officers did not receive any grants of plan-based awards during fiscal 2007 and they have no outstanding equity awards at our fiscal year ended September 30, 2007; therefore, we are not presenting the Grants of Plan-Based Awards table and the Outstanding Equity Awards at Fiscal Year-end table,

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth the position of our equity compensation plans as of September 30, 2007:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)

Equity compensation plans approved by
security holders	290,500	$1.623	165,000

Equity compensation plans not approved
by security holders	-		-
Total	290,500	$1.623	165,000

REPORT OF THE COMPENSATION COMMITTEE

The incorporation by reference of this proxy statement into any document or registration statement filed with the SEC by us shall not be deemed to include the following report and related information, unless such report is specifically stated to be incorporated by reference into such document.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provisions to be included in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on Form 10-K for the fiscal year ended September 30, 2007.

Submitted by the Compensation Committee of the Board of Directors:

Howard L. Farkas (Chair)	Brian P. Cardozo	Steven R. Settles

COMPENSATION OF DIRECTORS

None of our directors were paid any directors fees by us during the fiscal year ended September 30, 2007. Historically, each of our non-employee directors received an option to purchase 15,000 shares of our common stock upon election or re-election to our Board of Directors, per the Amended and Restated LOGIC Devices Incorporated Director Stock Incentive Plan. These options vest immediately and have a five-year term. Directors are reimbursed for expenses incurred in connection with attending meetings of our Board and Board Committees.

The following table shows compensation information for our non-employee directors for our fiscal year ended September 30, 2007.

Name of Director	Fees Earned in Cash	Options Awards	Total

Howard L. Farkas	$-	$6,250.00	$6,250.00
Brian P. Cardozo	$-	$6,250.00	$6,250.00
Steven R. Settles	$-	$6,250.00	$6,250.00

CERTAIN RELATIONSHIPS AND RELATED PERSONAL TRANSACTIONS

Since the beginning of our fiscal year 2007, we have not entered into any transaction, nor is there any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three fiscal years, and in which any executive officer, any director, any nominee for director or any family member of the foregoing had or will have a direct or indirect material interest. Before we would consider entering into any transaction in which any executive officer, director, nominee or any family member of the foregoing would have any direct or indirect interest, regardless of the amount involved, the terms of such transaction would have to be presented to our Board of Directors (other than any interested director) for approval.

SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

The proxy rules of the SEC permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action, and are not properly omitted by company action in accordance with the proxy rules. The LOGIC Devices Incorporated 2009 Annual Meeting of Shareholders is expected to be held on or about February 12, 2009 and proxy materials in connection with that meeting are expected to be mailed on or about January 8, 2009. Shareholder proposals prepared in accordance with the proxy rules must be received at our corporate office on or before September 8, 2008, in order to be considered for inclusion in our Board of Directors' proxy statement and proxy card for the 2009 Annual Meeting of Shareholders. Any such proposal must be in writing and signed by the shareholder.

OTHER MATTERS

Our Board of Directors knows of no other matters to be presented for consideration at our Annual Meeting other than the matters described in the notice of annual meeting, but if any matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with our Board of Directors' recommendation or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By Order of the Board of Directors,
/s/ Kimiko Milheim
Kimiko Milheim Secretary

Sunnyvale, California

January 3, 2008

Appendix A

THE LOGIC DEVICES INCORPORATED

AMENDED AND RESTATED

1998 DIRECTOR STOCK INCENTIVE PLAN

(Amended and restated as of November 15, 2007)

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TABLE OF CONTENTS

Purpose of the Plan	3
Definitions	3
Administration of the Plan	3
Shares Subject to the Plan	4
Stock Options	4
Amendment or Termination of the Plan	5
Term of Plan	6
Rights as Shareholder	6
Merger or Consolidation	6
Changes in Capital and Corporate Structure	6
Service	6
Withholding of Tax	6
Delivery and Registration of Stock	7

2

THE LOGIC DEVICES INCORPORATED

AMENDED AND RESTATED 1998 DIRECTOR STOCK INCENTIVE PLAN

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1.

Purpose of the Plan

The LOGIC Devices Incorporated 1998 Director Stock Incentive Plan (hereinafter referred to as the "Plan") is intended to provide a means whereby directors of LOGIC Devices Incorporated and its Related Corporations may sustain a sense of proprietorship and personal involvement in the continued development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Accordingly, the Company may permit certain directors to acquire Shares or otherwise participate in the financial success of the Company, on the terms and conditions established therein.

2.

Definitions

The following terms shall be defined as set forth below:

a.   Board. Shall mean the Board of Directors of the Company.

b.   Code. Shall mean the Internal Revenue Code of 1986, and any amendments thereto.

c.   Company. Shall mean LOGIC Devices Incorporated and its Related Corporations.

d.   ERISA. Shall mean the Employee Retirement Income Security Act of 1974, and any amendment thereto.

e.   Non-Qualified Options. Shall mean an award under the Plan that is not an Incentive Stock Option within the meaning of Code section 422.

f.   Related Corporation. Shall mean a corporation which would be a parent or subsidiary corporation with respect to the Company as defined in section 424(e) or (f), respectively, of the Code.

g.   Rule 16b-3. Shall mean Rule 16b-3 of the '34 Act, and any amendments thereto.

h.   Shares. Shall mean shares of common stock of the Company.

i.   '33 Act. Shall mean the Securities Act of 1933, and any amendments thereto.

j.  ' '34 Act. Shall mean the Securities Exchange Act of 1934, and any amendments thereto.

3.

Administration of the Plan

The Plan shall be administered by the Board. The Board shall have sole authority to:

i.   establish the conditions of each such option;

ii.  prescribe any legend to be affixed to certificates representing such option;

iii. interpret the Plan; and

iv. adopt such rules, regulations, forms and agreements, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan.

4.

Shares Subject to the Plan

The aggregate number of Shares that may be obtained by directors under the Plan shall be 900,000 Shares. Any Shares that remain unissued at the termination of the Plan shall cease to be subject to the Plan, however, if during the term of the Plan, any options not exercised expire, are canceled or are forfeited, surrendered, or returned, the Shares with respect to such options shall be available for subsequent option grants under the Plan. If the total number of Shares at the time of the grant is not sufficient to provide for the automatic grants to non-employee directors under Section 5(c) below, then the available shares shall be allocated proportionately among the automatic grants to be made at that time.

5.

Stock Options

a.  Type of Options. The Company may issue options that constitute Non-Qualified Options to directors under the Plan. The grant of each option shall be confirmed by a stock option agreement that shall be executed by the Company and the optionee as soon as practicable after such grant. The stock option agreement shall expressly state or incorporate by reference the provisions of the Plan and state that the option is a Non-Qualified Option.

b.  One-Time Grants. Upon approval of the Plan by the shareholders of the Company, two non-employee directors, Mr. Howard Farkas and Mr. Burton Kanter, shall each be automatically awarded Non-Qualified Options to purchase 75,000 Shares, and Mr. William Volz, an employee director, shall be automatically awarded a Non-Qualified Option to purchase 200,000 Shares. On April 2, 2002, Mr. William Volz surrendered, returned and relinquished the options included in the foregoing award to Mr. Volz. In addition, on May 20, 2002, each of the Company's non-employee directors on such date, Mr. Howard Farkas, Mr. Albert Morrison, Mr. Joel Kanter and Mr. Fredric Harris, shall each be automatically awarded a Non-Qualified Option to purchase 50,000 Shares.

c.  Annual Grants. Upon approval of the Plan by the shareholders of the Company, each individual who is initially elected and re-elected as a non-employee member of the Board shall receive a Non-Qualified Option to purchase 15,000 Shares, such annual grants to commence with the 1998 Annual Shareholders meeting and continuing in effect for each subsequent Annual Meeting of the Company's shareholders.

d.  Terms of Options. Except as provided in Subparagraphs (e) and (f) below, each option granted under the Plan shall be subject to the terms and conditions set forth by the Board in the stock option agreement including, but not limited to, option price (which price shall be no less than the Fair Market Value of the Shares as of the date of grant) and option term.

e. Additional Terms Applicable to All Options. Each option shall be subject to the following terms and conditions:

i.   Written Notice. An option may be exercised only by giving written notice to the Company specifying the number of Shares to be purchased.

ii.  Method of Exercise. The aggregate option price shall be paid in any one or a combination of cash, personal check, by offsetting any other amounts owed to the optionee of the Company, Shares already owned (valued at Fair Market Value on the date of exercise) or Plan awards which the optionee has an immediate right to exercise (i.e., on a "net issuance" basis).

iii. Term of Option. No option may be exercised more than five (5) years after the date of grant.

iv.  Disability or Death of Optionee. If an optionee terminates membership on the Board due to disability or death prior to exercise in full of any options, he or she or his or her beneficiary, executor, administrator or personal representative shall have the right to exercise the options within the five (5) years from the date of grant.

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v.   Transferability. Subject to applicable securities laws, there shall be no limits on transferability; provided however, that the Board may elect to make certain options non-transferable or limit transferability to transfers under the laws of descent and distribution and/or intra-family transfers for estate planning purposes or pursuant to a Qualified Domestic Relations Order.

f.  Valuation. For purposes of establishing the option price and for all other valuation purposes under the Plan, the Fair Market Value per share of the common stock of the Company on any relevant date shall be determined according to the following rules:

i.   If the common stock is not at the time listed or admitted to trading on any stock exchange but is traded on the NASDAQ National Market, then the fair market value will be deemed equal to the closing selling price per share of common stock on the NASDAQ National Market on the date in question.

ii.  If the common stock is at the time listed or admitted to trading on any national securities exchange, then the fair market value will be the closing selling price per share of common stock on the date in question on the securities exchange serving as the primary market for the common stock, as such price is officially quoted on such exchange.

6.

Amendment or Termination of the Plan

The Board may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Paragraph 10 hereof) no amendment shall be made without approval of the shareholders of the Company which shall: (i) materially increase the aggregate number of Shares with respect to which awards may be made under the Plan; or (ii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his or her consent, in any award theretofore made pursuant to the Plan.

7.

Term of Plan

The Plan shall be effective upon the date of its approval by the shareholders of the Company. Unless sooner terminated under the provisions of Paragraph 6, options shall not be granted under the Plan after June 16, 2018.

8.

Rights as Shareholder

Upon delivery of any Share to a director, such director shall have all of the rights of a shareholder of the Company with respect to such Share, including the right to vote such Share and to receive all dividends or other distributions paid with respect to such Share.

9.

Merger or Consolidation

In the event the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, the surviving corporation may agree to exchange options issued under the Plan for options (with the same aggregate option price) to acquire and participate in the number of shares in the surviving corporation that have a fair market value equal to the fair market value (determined on the date of such merger or consolidation) of Shares that the grantee is entitled to acquire and participate in under this Plan on the date of such merger or consolidated.

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10.

Changes in Capital and Corporate Structure

In the event any change is made to the common stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change in the corporate structure of the Company effected without receipt of consideration, appropriate adjustments will be made to (i) the aggregate number and/or class of shares of common stock available for issuance under the Plan, (ii) the number of shares of common stock to be made the subject of each subsequent automatic grant and (iii) the number and/or class of shares of common stock purchasable under each outstanding option and the exercise price payable per share so that no dilution or enlargement of benefits will occur under such option.

11.

Service

An individual shall be considered to be in the service of the Company or a Related Corporation as long as he or she remains a director of the Company or such Related Corporation. Nothing herein shall confer on any individual the right to continued service with the Company or a Related Corporation or affect the right of the Company or such Related Corporation to terminate such service.

12.

Withholding of Tax

To the extent the award, issuance or exercise of Shares results in the receipt of compensation by a director of the Company, the Company is authorized to withhold from any other cash compensation then or thereafter payable to such director any tax required to by withheld by reason of the receipt of the compensation. Alternatively, the director may tender a personal check in the amount of tax required to be withheld.

13.

Delivery and Registration of Stock

The Company's obligation to deliver Shares with respect to an award shall, if the Board so requests, be conditioned upon the receipt of a representation as to the investment intention of the individual to whom such Shares are to be delivered, in such form as the Board shall determine to be necessary or advisable to comply with the provisions of the '33 Act or any other federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any automated system or stock exchange on which Shares may then be listed, and (ii) the completion of such registration or, other qualification or exemption of such Shares under any state or federal law, rule or regulation, as the Board shall determine to be necessary or advisable.

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Appendix B

LOGIC DEVICES INCORPORATED

2007 EMPLOYEE STOCK INCENTIVE PLAN

TABLE OF CONTENTS

1.	Purpose of the Plan			1
2.	Administration of the Plan			1
3.	Shares Subject to the Plan			1
4.	Stock Options			1
	a.	Type of Options		1
	b.	Terms of Options		2
	c.	Additional Terms Applicable to All Options		2
		(i)	Written Notice	2
		(ii)	Method of Exercise	2
		(iii)	Death of Optionee	2
		(iv)	Transferability	2
		(v)	Option Price	2
		(vi)	Term of Option	2
5.	Fair Market Value			2
6.	Amendment or Termination of the Plan			2
7	Term of Plan			3
8.	Delivery and Registration of Stock			3
9.	Rights as a Shareholder			3
10.	Merger or Consolidation			3
11.	Changes in Capital and Corporate Structure			3
12.	Service			3
13.	Withholding of Tax			4

LOGIC DEVICES INCORPORATED

2007 EMPLOYEE STOCK INCENTIVE PLAN

 1.                   Purpose of the Plan

The LOGIC DEVICS INCORPORATED 2007 EMPLOYEE STOCK INCENTIVE PLAN (hereinafter referred to as the "Plan") is intended to provide a means whereby key individuals providing services to LOGIC Devices Incorporated (hereinafter referred to as the "Company") and its related corporations may sustain a sense of proprietorship and personal involvement in the continued development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Accordingly, officers, employees and advisors will be eligible to acquire common stock of the Company (hereinafter referred to as "Shares") or otherwise participate in the financial success of the Company, on the terms and conditions established herein. For purposes of the Plan, a corporation shall be deemed a related corporation to the Company if such corporation would be a parent or subsidiary corporation with respect to the Company as defined in Section 424(e) or (f), respectively, of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Code").

2.                   Administration of the Plan

The Plan shall be administered by the LOGIC Devices Incorporated 2007 Stock Incentive Plan Administrative Committee (hereinafter referred to as the "Committee"), which shall be comprised solely of two (2) or more non-employee directors appointed by the Board of Directors of the Company (hereinafter referred to as the "Board"). A non-employee director is any member of the Board who: (i) is not currently an officer of the Company or a related corporation; (ii) does not receive compensation for services rendered to the Company or a related corporation in any capacity other than as a director; (iii) does not possess an interest in any transaction with the Company for which disclosure would be required under the securities laws (excluding compensation such as option grants given on the same terms and conditions as other non-employee directors performing similar Board related services); or (iv) is not engaged in a business relationship with the Company for which disclosure would be required under the securities laws (except as may required solely by virtue of Board service). The Committee shall have sole authority to select the individuals from among those eligible to whom awards shall be made under the Plan, to establish the amount of such award for each such individual and the time when certificates for Shares shall be issued, and to prescribe the legend to be affixed to the certificate. The Committee is authorized, subject to Board approval, to interpret the Plan and may from time to time adopt such rules, regulations, forms and agreements, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions made by the Committee in administering the Plan shall be subject to Board review.

3.                   Shares Subject to the Plan

The aggregate number of Shares that may be awarded to individuals under the Plan shall be five hundred thousand (500,000) Shares. Any Shares that remain unissued at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available sufficient Shares to meet the requirements of the Plan.

4.                   Stock Options

a.                   Type of Options. The Company may issue options that constitute Incentive Stock Options (hereinafter referred to as "Incentive Options") under Section 422 of the Code and options that do not constitute Incentive Options ("Nonqualified Options") to individuals under the Plan. The grant of each option shall be confirmed by a stock option agreement that shall be executed by the Company and the optionee as soon as practicable after such grant. The stock option agreement shall expressly state or incorporate by reference the provisions of the Plan and state whether the option is an Incentive Option or a Nonqualified Option.

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b.                   Terms of Options. Except as provided by subparagraphs (c) and (d) below, each option granted under the Plan shall be subject to the terms and conditions set forth by the Committee in the stock option agreement including, but not limited to, option price, vesting period, and option term.

c.                    Additional Terms Applicable to All Options. Each option shall be subject to the following terms and conditions:

(i)                   Written Notice. An Option may be exercised only be giving written notice to the Company specifying the number of Shares to be purchased.

(ii)                 Method of Exercise. The aggregate option price may, subject to the terms and conditions set forth by the Committee in the stock option agreement, be paid in any one or a combination of cash, personal check, personal note, Shares already owned, or Plan awards that the optionee has an immediate right to exercise.

(iii)                Death of Optionee. If an optionee terminates employment due to death prior to the exercise in full of any options, his or her successor shall have the right to exercise the options within a period of twelve (12) months after the date of such termination to the extent that the right was exercisable at the date of such termination, or subject to such other terms as may be determined by the Committee.

(iv)               Transferability. No option may be sold, transferred, assigned, or encumbered by an optionee, except by will or the laws of descent and distribution and during the optionee's lifetime an option may only be exercised by the optionee.

(v)                 Option Price. The option price per Share shall be not less than one hundred percent (100%) of the fair market value of such Share on the date the option is granted. Notwithstanding the preceding sentence, the option price per Share granted to an individual who, at the time such option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or related corporations (hereinafter referred to as a "10% Stockholder") shall not be less than one hundred and ten percent (110%) of the fair market value.

(vi)               Term of Option. No option may be exercised more than ten (10) years after the date of grant. Notwithstanding the preceding sentence, no option granted to a 10% Stockholder may be exercised more than five (5) years after the date of grant. No option may be exercised more than three (3) months after the optionee terminates employment with the Company or related corporation; except that, if the optionee terminates employment due to his or her disability (within the meaning of Section 22(e)(3) of the Code), the Committee may extend such three (3) month period for up to an additional nine (9) months.

5.                   Fair Market Value

For purposes of the Plan, fair market value of a Share shall mean the last reported transaction price on the exchange or market where traded.

6.                   Amendment or Termination of the Plan

The Board may amend, suspend, or terminate the Plan or any portion thereof at any time, but (except as provided in paragraph 3 hereof) no amendment shall be made without approval of the shareholders of the Company, which shall (i) materially increase the aggregate number of Shares with respect to which awards may be made under the Plan, or (ii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension, or termination shall impair the rights of any individual, without his or her consent, in any award theretofore made pursuant to the Plan.

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7.                   Term of Plan

The Plan shall be effective upon the date of its adoption by the Board, subject to the approval of the Plan by a majority of the stockholders within twelve (12) months before or after the date of adoption. Unless sooner terminated under the provisions of paragraph 6, options shall not be awarded under the Plan after the expiration of ten (10) years from the effective date of the Plan.

8.                   Delivery and Registration of Stock

The Company's obligation to deliver Shares with respect to an award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the individual to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state, or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under applicable securities legislation or regulation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or automated quotation system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

This Plan is intended to comply with Rule 16b-3. Any provision of the Plan that is inconsistent with said rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

9.                   Rights as a Shareholder

Upon delivery of any Share to an individual, such individual shall have all of the rights of a shareholder of the Company with respect to such Share, including the right to vote such Share and to receive all dividends or other distributions paid with respect to such Share.

10.                Merger or Consolidation

In the event the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, the surviving corporation may exchange options issued under this Plan for options (with the same aggregate option price) to acquire and participate in that number of shares in the surviving corporation that have a fair market value equal to the fair market value (determined on the date of such merger or consolidation) of Shares that the grantee is entitled to acquire and participate in under this Plan on the date of such merger, consolidation, or change of control.

11.                Changes in Capital and Corporate Structure

The aggregate number of Shares and interests awarded and which may be awarded under the Plan shall be adjusted to reflect a change in the outstanding Shares of the Company by reason of a recapitalization, reclassification, reorganization, stock split, reverse stock split, combination of Shares, stock dividend, or similar transaction. The adjustment shall be made in an equitable manner that will cause the awards to remain unchanged as a result of the applicable transaction.

12.                Service

An individual shall be considered to be in the service of the Company or related corporation as long as he or she remains an officer, employee or advisor of the Company or related corporation. Nothing herein shall confer on any individual the right to continued service with the Company or related corporation or affect the right of the Company or related corporation to terminate such service.

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13.                Withholding of Tax

To the extent the award, issuance or exercise of Shares results in the receipt of compensation by an individual, the Company is authorized to withhold from any other cash compensation then or thereafter payable to such individual or to withhold sufficient Shares to pay any tax required to be withheld by reason of the receipt of the compensation. Alternatively, the individual may tender a personal check in the amount of tax required to be withheld.

4